UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 794-1091

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	S	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2020, Sprint Corporation (the “Company”) issued and sold $1.0 billion aggregate principal amount of 7.250% Guaranteed Notes due 2028 (the “Notes”). The Notes were offered and sold in the United States to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act.

The Notes are fully and unconditionally guaranteed on a senior basis (the “SCI Guarantee”) by Sprint Communications, Inc., a wholly owned subsidiary of the Company (“SCI”). The SCI Guarantee is in turn fully and unconditionally guaranteed on a senior subordinated basis by each of the Company’s wholly-owned subsidiaries that guarantees its existing credit agreement (the “Subsidiary Guarantors”).

The Notes were issued pursuant to the Indenture (the “Base Indenture”), dated September 11, 2013, by and between the Company and the Bank of New York Mellon Trust Company, N.A., as the trustee (the “Trustee”), as amended and supplemented by the Seventh Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated February 3, 2020, by and among the Company, SCI, the Subsidiary Guarantors and the Trustee.

The Indenture provides for customary events of default, including nonpayment and failure to comply with covenants or other agreements. If any event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the outstanding Notes of that series may declare all amounts under such Notes to be due and payable immediately.

The Indenture contains covenants that limit each of the Company’s and SCI’s ability to sell all or substantially all of its assets or to merge or consolidate with or into other companies and provide that the Company and certain of its subsidiaries’ may not grant liens to other creditors, subject to certain exceptions. In addition, upon the occurrence of a change of control (as defined in the Supplemental Indenture and not including the T-Mobile Transaction (as defined below)) combined with a downgrade of the Notes by the applicable rating agencies, the holders of Notes will have the right, subject to certain conditions, to require the Company to repurchase their Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, as of the date of repurchase. Additionally, the Supplemental Indenture provides that the Company and SCI will be limited in their ability to issue secured debt, and that SCI and the Subsidiary Guarantors will be limited in their ability to issue debt and to guarantee debt of the Company, in each case on the terms set forth in the Supplemental Indenture.

The Notes are payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2020. The Notes will mature on February 1, 2028. Prior to October 1, 2027 (four months prior to the maturity date of the Notes) (the “First Par Call Date”), the Company may, at its option, redeem the Notes at any time and from time to time, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable treasury rate plus 50 basis points, plus accrued and unpaid interest, if any, to but excluding the redemption date. In addition, on or after the First Par Call Date, the Company may, at its option, redeem the Notes at any time and from time to time, in whole or in part, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date.

The Company will be required to redeem all of the Notes at a price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to but excluding the redemption date, upon the consummation of the transactions (the “T-Mobile Transaction”) contemplated by the Business Combination Agreement, dated as of April 29, 2018, by and among the Company, T-Mobile US, Inc., a Delaware corporation, Huron Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of T-Mobile US, Inc., Superior Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Huron Merger Sub LLC, Galaxy Investment Holdings, Inc., a Delaware corporation, Starburst I, Inc., a Delaware corporation, and, for the limited purposes of the covenants and representations set forth therein that are expressly obligations of such persons, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany, Deutsche Telekom Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid organized and existing under the laws of the Netherlands, and SoftBank Group Corp., a Japanese kabushiki kaisha, as it may be amended, supplemented or modified from time to time.

The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture, the Supplemental Indenture and the Notes, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

4.1

Indenture, dated as of September 11, 2013, by and between Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed September 11, 2013).

4.2

Seventh Supplemental Indenture, dated February 3, 2020, between Sprint Corporation, Sprint Communications, Inc., the subsidiary guarantors party thereto, and the Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 7.250% Guaranteed Note due 2028 (included in Exhibit 4.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: February 3, 2020		/s/ Stefan K. Schnopp
	By:	Stefan K. Schnopp
Corporate Secretary